                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                            PEREGRINE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
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         N/A
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
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     (4) Proposed maximum aggregate value of transaction:
         N/A
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     (5) Total fee paid:
         N/A
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                                     [LOGO]
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                September 9, 1998
                                    2:00 p.m.

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Peregrine Systems, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, September 9, 1998, at 2:00 p.m., local time, at the Company's principal executive offices at 12670 High Bluff Drive, San Diego, California 92130 for the following purposes:

         1. To elect directors to serve until the next Annual Meeting of Stockholders or until their successors are elected;

         2. To approve an amendment to the Company's 1994 Stock Option Plan (the "Stock Plan") (i) to increase the number of shares reserved for issuance thereunder by 3,000,000 shares and
                  (ii) to provide for additional automatic increases in the number of shares reserved for issuance thereunder such that effective as of January 1 of each calendar year beginning January 1, 1999 and ending January 1, 2003, the number of shares available for issuance under the Stock Plan but not subject to outstanding options will be not less than the lesser of 4% of the Company's outstanding shares or 4,000,000, and to approve the material terms of the Stock Plan, as amended;

         3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 50,000,000 to 200,000,000;

         4. To approve the restricted stock agreement entered between the Company and its President and Chief Executive Officer, pursuant to which the Company issued 50,000 shares of Common Stock, subject to accelerated vesting over six years if the Company achieves certain financial milestones;

         5. To ratify the appointment of Arthur Andersen LLP as independent accountants for the Company for the fiscal year ending March 31, 1999; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on July 24, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                                   For the Board of Directors
                                                   PEREGRINE SYSTEMS, INC.


                                                   Richard T. Nelson
                                                   SECRETARY
San Diego, California
August 11, 1998

------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

   IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED
    TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
                 AND RETURN IT IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

                             PEREGRINE SYSTEMS, INC.
                        ---------------------------------

                             PROXY STATEMENT FOR THE

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                        ---------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Peregrine Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, September 9, 1998, at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 12670 High Bluff Drive, San Diego, California 92130. The telephone number at that location is
(619) 481-5000. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein; for an increase by 3,000,000 shares in the number of shares reserved for issuance under the Company's 1994 Stock Option Plan (the "Stock Plan") and the approval of the material terms of the Stock Plan, as amended; for an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 50 million to 200 million; for the approval of the issuance to the Company's President and Chief Executive Officer of 50,000 restricted shares of the Company's Common Stock, which are subject to vesting over six years contingent upon the Company's achieving certain financial milestones; for the ratification of the appointment of Arthur Andersen LLP as independent auditors as set forth herein; and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         These proxy solicitation materials and the Annual Report to Stockholders for the year ended March 31, 1998, including financial statements, were first mailed on or about August 11, 1998, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

         Stockholders of record at the close of business on July 24, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding and entitled to vote 19,581,143 shares of Common Stock, $.001 par value.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Peregrine Systems, Inc. at 12670 High Bluff Drive, San Diego, California 92130, Attention:
Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING

         Each share of Common Stock outstanding on the Record Date is entitled to one vote. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions are considered shares present and entitled to vote and, therefore, have the same legal effect as a vote against a matter presented at the Annual Meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes but will be considered for purposes of determining the presence of a quorum.

SOLICITATION OF PROXIES

         The expense of soliciting proxies in the enclosed form will be borne by the Company. In addition, the Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, personally or by telephone, telegram, facsimile, or other means of communication. No additional compensation will be paid for such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than April 13, 1999, in order that they may be included in the proxy statement and form of proxy related to that meeting.

         The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 1999 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than June 28, 1999. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 1999 Annual Meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         At the Annual Meeting, a Board of seven directors will be elected, each to hold office until his or her successor is elected and qualified, or until his or her death, resignation, or removal. Shares represented by the accompanying proxy will be voted for the election of the seven nominees (recommended by the Board of Directors) who are named in the following table, unless the proxy is marked in such a manner as to withhold authority so to vote. The Company has no reason to believe that the nominees for election will not be available to serve their prescribed terms. If any nominee for any reason is unable to serve or will not serve, however, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine. The Board of Directors will consider the names and qualifications of candidates for the Board submitted by stockholders in accordance with the procedures set forth in "Deadline for Receipt of Stockholder Proposals for 1999 Annual Meeting" above and in the Bylaws of the Corporation.

         The following table sets forth certain information concerning the nominees, which information is based on data furnished to the Company by the nominees:

               NAME                     AGE            POSITION(S) WITH THE COMPANY                   DIRECTOR SINCE
               ----                     ---            ----------------------------                   --------------
Stephen P. Gardner.................      44      President, Chief Executive Officer, and Director          1998
David A. Farley....................      43      Vice President, Finance, Chief Financial Officer,         1995
                                                 and Director
John J. Moores (1).................      53      Chairman of the Board of Directors                        1989
Christopher A. Cole................      44      Director                                                  1981
Richard A. Hosley II (1)...........      53      Director                                                  1992
Charles E. Noell III (1)(2)........      46      Director                                                  1992
Norris van den Berg (2)............      59      Director                                                  1992
-----------

(1)     Member of Compensation Committee.
(2)     Member of Audit Committee.

         There is no family relationship among any of the directors and executive officers of the Company.

         STEPHEN P. GARDNER has served as the Company's President and Chief Executive Officer and as a member of the Board of Directors since April 1998. From January 1998 until April 1998, Mr. Gardner served as Executive Vice President and the Company's Principal Executive Officer. From May 1997 until January 1998, Mr. Gardner served as the Company's Vice President, Strategic Acquisitions. From May 1996 until May 1997, Mr. Gardner was President of Thunder & Lightning Company, an internet software company. From March 1995 until May 1996, Mr. Gardner was President of Alpharel, Inc., a document management software company. From March 1993 until March 1995, Mr. Gardner was Vice President of Data General Corporation, a manufacturer of multiuser computer systems, peripheral equipment, communications systems, and related products. From 1988 to 1993, Mr. Gardner served in various capacities with Groupe Bull, most recently as founder and president of its Integris Business Unit, a systems integration and software company owned by Groupe Bull of France.

         DAVID A. FARLEY has served as the Company's Vice President, Finance, and Chief Financial Officer and as a member of the Board of Directors since October 1995. Mr. Farley served as Secretary of the Company from October 1995 until February 1997. From November 1994 to November 1995, Mr. Farley was Vice President, Finance, and Chief Financial Officer and a director of XVT Software Inc., a development tools software company. From December 1984 until October 1994, Mr. Farley held various accounting and financial positions at BMC Software, Inc., a vendor of software system utilities for IBM mainframe computing environments ("BMC"), most recently as Chief Financial Officer and as a director.

         JOHN J. MOORES has served as Chairman of the Company's Board of Directors since March 1990 and as a member of the Board of Directors since March 1989. In 1980, Mr. Moores founded BMC and served as its President and Chief Executive Officer from 1980 to 1986 and as Chairman of its Board of Directors from 1980 to 1992. Since December 1994, Mr. Moores has served as owner and Chairman of the Board of the San Diego Padres Baseball Club, L.P. and since September 1991 as Chairman of the Board of JMI Services, Inc., a private investment company. Mr. Moores also serves as a director of Homegate Hospitality, Inc.

         CHRISTOPHER A. COLE has served as a member of the Company's Board of Directors since founding the Company in 1981. He also served as its President and Chief Executive Officer from 1986 until 1989. Since 1992, Mr. Cole has served as President and Chief Executive Officer of Questrel, Inc., a software development company.

         RICHARD A. HOSLEY II has served as a member of the Company's Board of Directors since January 1992. Prior to retiring from full-time employment, Mr. Hosley served as President and Chief Executive Officer of BMC. Mr. Hosley also serves as a director of Logic Works, Inc. and as a director and member of the compensation committee of Axent Technologies, Inc.

         CHARLES E. NOELL III has served as a member of the Company's Board of Directors since January 1992. Since January 1992, Mr. Noell has served as President and Chief Executive Officer of JMI Services, Inc., a private investment company, and as a General Partner of JMI Equity Partners, L.P. ("JMI Equity Partners"). JMI Equity Partners is the General Partner of JMI Equity Fund, L.P., a venture capital investment firm ("JMI Equity Fund"). Mr. Noell also serves as a director of Expert Software, Inc. and Transaction Systems Architects, Inc. and as a director and member of the compensation committee of Homegate Hospitality, Inc.

         NORRIS VAN DEN BERG has served as a member of the Company's Board of Directors since January 1992. Mr. van den Berg has served as a General Partner of JMI Equity Partners since July 1991. JMI Equity Partners is the General Partner of JMI Equity Fund. Mr. van den Berg also serves as a member of the Board of Directors of Prism Solutions, Inc.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         Directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual Meeting and entitled to vote on the election of directors. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE FOREGOING SLATE OF NOMINEES AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors held six meetings during the fiscal year ended March 31, 1998. No incumbent director during fiscal 1998 attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which such person was a director and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the period such person served). The Board of Directors has standing Audit and Compensation Committees. The Board of Directors does not have a Nominating Committee.

         The Audit Committee was comprised of Charles E. Noell III and Norris van den Berg during fiscal 1998. The Audit Committee held one meeting during fiscal 1998. The purposes of the Audit Committee are to review with the Company's management and independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the accountants for improvements in accounting procedures; to nominate independent accountants; and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

         The members of the Compensation Committee during fiscal 1998 were John J. Moores, Richard A. Hosley II, and Charles E. Noell III. The Compensation Committee held one meeting during fiscal 1998. The purposes of the Compensation Committee are to review and approve the compensation to be paid or provided to the Company's executive officers, the aggregate compensation of all employees of the Company, and the terms of compensation plans of all types.

DIRECTOR COMPENSATION

         The Company reimburses each member of the Company's Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Prior to fiscal 1999, no member of the Board of Directors received any additional cash compensation. Beginning in fiscal 1999, each non-employee member of the Board will receive $2,000 for each meeting of the Board and $1,000 for each meeting of a committee on which he serves, if attended in person, and $500 for any Board or committee meeting attended telephonically. In May 1992, the Company granted each of directors Christopher A. Cole, Richard A. Hosley II, Charles E. Noell III and Norris van den Berg options to acquire 45,000 shares of Common Stock under the Company's 1991 Nonqualified Stock Option Plan at an exercise price of $1.34, the per share fair market value of Company Common Stock on the date of grant. All such options vested in annual installments over four years, are now fully exercisable, and expire if not exercised prior to May 2002. In addition, in December 1990, the Company granted Christopher A. Cole an option to acquire 225,000 shares of Common Stock under the Company's Nonqualified Stock Option Plan at an exercise price of $0.51 per share, the per share fair market value of Company Common Stock on the date of grant. Following Mr. Cole's resignation as an executive officer of the Company and in consideration of his continuing service as a member of the Board of Directors, the Company extended the exercisability of such option with respect to 56,250 vested shares for so long as Mr. Cole remains a member of the Board of Directors but no later than December 2000.

         The Company's 1997 Director Option Plan (the "Director Plan") provides that options will be granted to non-employee directors, other than non-employee directors who hold or are affiliated with a holder of three percent or more of the outstanding Common Stock of the Company, pursuant to an automatic nondiscretionary grant mechanism. Each new non-employee director is automatically granted an option to purchase 25,000 shares of Company Common Stock at the time he or she is first elected to the Company Board. Each non-employee director will subsequently be granted an option to purchase 5,000 shares of Company Common Stock at each annual meeting of stockholders beginning with the 1998 Annual Meeting of Stockholders. Each such option will be granted at the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors under the Director Plan will become exercisable over four years, with 25% of the shares vesting after one year and the remaining shares vesting in quarterly installments thereafter. Assuming approval of Proposal Two herein relating to amendments of the Company's 1994 Stock Option Plan, non-employee directors may also be granted options under such plan. See "Proposal Two - Participation in the Stock Plan; New Plan Benefits."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administers various incentive compensation and benefit plans. The Compensation Committee consists of directors Richard A. Hosley II, John J. Moores and Charles E. Noell III. The Company's Chief Executive Officer participates in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants of the Company, except that he is excluded from discussions regarding his own salary and incentive compensation. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

                                  PROPOSAL TWO

                       AMENDMENT OF 1994 STOCK OPTION PLAN

         At the Annual Meeting, the Company's stockholders are being asked to approve amendments to the Company's 1994 Stock Option Plan (the "Stock Plan") to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 3,000,000 shares from 3,148,000 to 6,148,000; (ii) authorize an amendment to the Stock Plan to provide for automatic annual increases in the number of shares reserved for issuance thereunder such that, effective on January 1 of each calendar year beginning January 1, 1999 and ending January
1, 2003, the number of shares available for issuance under the Stock Plan but not subject to outstanding options will be not less than the lesser of (A) four percent (4%) of the aggregate number of shares of the Company's Common Stock then issued and outstanding and (B) 4,000,000 shares; and (iii) approve the material terms of the Stock Plan, including an amendment to the eligibility requirements of the Stock Plan to permit option grants to non-employee directors of the Company. Previously, non-employee directors were not eligible to receive option grants under the Stock Plan.

         The Stock Plan was adopted by the Company's Board of Directors in January 1994 and approved by the Company's stockholders in April 1994. In December 1997, the Board of Directors approved a 1,842,000 share increase in the number of shares reserved for issuance under the Stock Plan, and in July 1998, approved an additional 1,158,000 share increase in the total share reserve as well as the automatic share increase mechanism referenced above, in each case subject to stockholder approval. As of the Record Date and giving effect to the share increases approved by the Board, options to purchase an aggregate of 2,880,169 shares of the Company's Common Stock were outstanding under the Stock Plan, and 1,963,418 shares were available for future grant. In addition, 1,304,413 shares of the Company's Common Stock had been purchased pursuant to the exercise of stock options granted under the Stock Plan.

         The Stock Plan, as amended, authorizes the Board of Directors (or Compensation Committee of the Board of Directors pursuant to its delegated authority) to grant stock options to eligible employees, non-employee directors, and consultants of the Company. The Stock Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining, and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a long-standing practice of linking employee compensation to corporate performance because it believes that such incentives increase employee motivation to improve stockholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for the Company's employees at all levels of responsibility.

         The Company's Board of Directors believes that the remaining shares available for grant under the Stock Plan are insufficient to accomplish the purposes of the Stock Plan described above. The Company anticipates there will be a need to hire additional development, sales and marketing, and management personnel during fiscal 1999 and in future periods, and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in the software and technology industries. In addition, the Company has recently completed two substantial acquisitions, which have resulted in substantial increases in the size of the Company's employee base. In order to continue to attract and retain the services of valuable employees, including those of acquired companies, and outside directors with relevant industry experience, it will be necessary to provide option grants to new employees and outside directors and additional options as older options become fully vested.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the amendments to and material terms of the Stock Plan. FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE FOREGOING AMENDMENTS TO THE STOCK PLAN AND "FOR" APPROVAL OF THE MATERIAL TERMS OF THE STOCK PLAN.

         The essential terms of the Stock Plan are summarized below. The following discussion is qualified in its entirety by reference to the Stock Plan, as amended.

GENERAL

         The Stock Plan, as amended, provides for the grant to eligible employees, directors, and consultants of the Company or any subsidiary of the Company of stock options, which may be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options, at the discretion of the Board of Directors of the Company and as reflected in the terms of the written option agreement. The Stock Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

PURPOSES

         The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors, and consultants of the Company and its subsidiaries, to promote the success of the Company's business, and to align the interests of eligible employees directly with those of stockholders.

ADMINISTRATION

         The Stock Plan may be administered by the Board of Directors of the Company or by a Committee of the Board. The Stock Plan is currently being administered by the Compensation Committee of the Board of Directors, except that grants to executive officers are approved by the Compensation Committee, the Board of Directors, or other committees thereof to the extent required for the grants to be considered as being from a discretionary plan pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to the extent that the options are intended to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code. The Board or the committee appointed to administer the Stock Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, the number of shares subject to option, and the exercisability thereof. All questions of interpretation of the Stock Plan are determined by the Administrator, whose decisions are final and binding upon all participants. Members of the Board or its committees receive no additional compensation for their services in connection with the administration of the Stock Plan.

ELIGIBILITY AND LIMITATIONS

         The Stock Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Stock Plan, as amended, provides that nonqualified stock options may be granted to consultants of the Company or any of its designated subsidiaries and to nonemployee directors of the Company. The Administrator selects the optionees and determines the number of shares subject to each option. In making its determination, the Administrator considers the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors.

         No employee will be granted, in any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock. The foregoing limitation, which will be adjusted proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year by any employee.

TERMS OF OPTIONS

         Each option granted pursuant to the Stock Plan is evidenced by a written stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

         (1) EXERCISE OF THE OPTION; FORM OF CONSIDERATION. The Administrator determines when options granted under the Stock Plan may be exercisable. Options granted under the Stock Plan generally vest and become exercisable over four years. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. The Stock Plan permits payment for the shares issued upon exercise of an option to be made by cash, check, or delivery of shares of the Company's Common Stock previously owned for at least six months or that were not acquired from the Company, subject to certain additional conditions. In addition, an optionee may make payment by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. Options may be exercised at any time on or following the date the options are first exercisable but in no event later than the expiration of the option as set forth in the Notice of Grant. An option may not be exercised for a fraction of a share.

         (2) OPTION PRICE. The option price of non-qualified options granted under the Stock Plan is determined by the Administrator, provided that non-qualified options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Incentive stock options granted under the Stock Plan must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, except in the case of grants of incentive stock options granted to employees who, at the time of grant, own stock representing more than 10% of the voting power of all outstanding classes of the Company's capital stock. In such cases, the applicable exercise price of incentive stock options granted to such employees cannot be less than 110% of the fair market value of the Company's Common Stock on the date of grant. The Stock Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share will be the closing price on the Nasdaq National Market on the date of grant of the option, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable.

         (3) TERMINATION OF EMPLOYMENT. The Stock Plan provides that if the optionee's continuous status as an employee, director, or consultant of the Company is terminated for any reason, other than death or disability, options may be exercised within 90 days of the date of termination, to the extent they were exercisable on the date of termination, but in no event later than the expiration date of the term of such option as set forth in the Notice of Grant. Notwithstanding the foregoing, the Administrator may, in its discretion, extend the period of exercisability beyond such 90 day period until a date not later than the expiration of the term of the option. In addition, the Administrator may in its discretion extend the termination date of vesting accrual to a date beyond the actual termination date but not later than the expiration date of the option.

         (4) DEATH. If an optionee should die while an employee, director, or consultant of the Company, options may be exercised at any time within twelve months following the date of death (but in no event later than the expiration date of the option as set forth in the Notice of Grant) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance. In such event, the option will be exercisable only to the extent it was exercisable on the date of death.

         (5) DISABILITY. If an optionee's continuous status as an employee, director, or consultant is terminated due to disability, options may be exercised to the extent they were exercisable on the date of termination at any time within six months from the date of such termination but in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

         (6) TERMINATION OF OPTIONS. Options granted under the Stock Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after expiration.

         (7) NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by the optionee's estate or a person who acquires the right to exercise the option by bequest or inheritance. If the Administrator makes an option transferable, such option shall contain such additional terms and conditions as the Administrator deems appropriate.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR MERGER

         In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock, without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, the Board is required to notify holders of options under the Stock Plan at least 15 days prior to the proposed action, and all outstanding options not previously exercised will terminate automatically upon such dissolution or liquidation.

         In the event of (i) a merger or consolidation of the Company with or into another corporation in which the outstanding voting securities of the Company immediately prior to such merger or consolidation represent less than fifty percent (50%) of the total voting power of the surviving or resulting entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the sale or other transfer by John Moores and any stockholder affiliated (within the meaning of the Securities Act of 1933, as amended) with Mr. Moores, in a single transaction or a series of related transactions, of shares of the Company's Common Stock constituting more than fifty percent (50%) of the then outstanding Common Stock of the Company, to any person or entity not affiliated with Mr. Moores or the Company, then, upon such event, options outstanding under the Stock Plan will fully vest and become exercisable for all the shares subject thereto, including shares as to which such options would not otherwise have been vested or exercisable.

AMENDMENT AND TERMINATION

         The Board of Directors may amend, alter, suspend, or terminate the Stock Plan at any time or may terminate it without approval of the stockholders. Stockholder approval is required for any amendment to the Stock Plan to the extent necessary or desirable to comply with Rule 16b-3 promulgated under the Exchange Act or Section 422 of the Code, or any successor rule or statute or other applicable law, including the requirements of any exchange or automatic quotation system on which the Company's Common Stock may then be listed. No action by the Board of Directors or stockholders may, without the consent of the optionee, alter or impair any option previously granted under the Stock Plan. Unless terminated earlier, the Stock Plan will terminate in January 2004.

TAX INFORMATION

         Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonqualified options.

         INCENTIVE STOCK OPTIONS

         The Code provides favorable federal income tax treatment to holders of options qualifying as incentive stock options. Even if designated as incentive stock options in the applicable option agreement, any options in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be nonqualified stock options and treated as described under the caption "Nonqualified Stock Options." If an option granted under the Stock Plan is treated as an incentive stock option, the optionee will recognize no income upon grant of the option and will recognize no income upon exercise of the option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

         Upon the sale or exchange of shares issued more than two years after grant of the incentive stock option and one year after exercise of the option (the "Incentive Stock Option Holding Periods"), any gain or loss will be treated as long-term capital gain or loss. For dispositions occurring after July 28, 1997, long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals), if the stock was held for more than 18 months from the date of exercise. A rate of 28% will apply in the case of stock held more than one year after exercise but not more than 18 months. If the Incentive Stock Option Holding Periods are not satisfied (I.E., the optionee makes a disqualifying disposition), the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         NONQUALIFIED STOCK OPTIONS

         All options which do not qualify as incentive stock options are referred to as nonqualified stock options. Nonqualified stock options granted under the Stock Plan will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. If shares subject to a repurchase option of the Company (I.E., unvested shares) are purchased upon exercise of a nonqualified option, however, no tax will be imposed at the time of exercise with respect to such unvested shares (and the optionee's long-term capital gain holding period will not begin at such time) unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (I.E., the time at which the repurchase option lapses with respect to such shares), and the optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the option exercise price. If a Section 83(b) election is timely filed, the unvested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation upon exercise of the option may also be deferred (unless a Section 83(b) election is filed) in the case of an optionee who is subject to
Section 16(b) of the Exchange Act.

         Upon the exercise of an option, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon a resale of the shares issued upon exercise of a nonqualified option, any difference between the sales price and the fair market value of the shares on the date of exercise of the nonqualified option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. Under current law, the federal tax rate on net capital gain is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

         ALTERNATIVE MINIMUM TAX

         The exercise of an incentive stock option may subject the optionee to alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated by applying a tax rate of 26% to alternative minimum taxable income ("AMTI") up to $175,000, and 28% to AMTI above $175,000. AMTI is equal to (i) taxable income adjusted for certain items (including the difference between the exercise price and the fair market value of shares underlying an incentive stock option at exercise), plus (ii) items of tax preference, less
(iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (including the difference between the exercise price and the fair market value of shares underlying an incentive stock option at exercise). However, these exclusion amounts are reduced by an amount equal to 25% of the amount by which the taxpayer's AMTI exceeds $150,000 and $112,500 for joint and individual filers, respectively. Under certain circumstances, an optionee may affect the timing and measurement of AMTI by filing an election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option.

         TAX SUMMARY

         The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE STOCK PLAN; NEW PLAN BENEFITS

         The grant of options under the Stock Plan to consultants, non-employee directors and executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Stock Plan to any executive officer of the Company. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the chief executive officer and the other executive officers named in the Summary Compensation Table below during fiscal 1997.

         Non-employee directors were not eligible to participate in the Stock Plan in fiscal 1998. Information regarding options previously granted to non-employee directors under predecessor plans is discussed under the caption "Director Compensation" in Proposal 1 of this Proxy Statement.

         During fiscal 1998, all current executive officers as a group and all other employees as a group received options to purchase 685,000 shares and 911,700 shares, respectively, pursuant to the Stock Plan.

                                 PROPOSAL THREE

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

         Article FOURTH of the Company's Amended and Restated Certificate of Incorporation currently authorizes the Company to issue up to 50,000,000 shares of its Common Stock, par value $0.001 per share, and 5,000,000 shares of undesignated Preferred Stock, par value $0.001 per share. The authorized Common Stock is all of a single class, with equal voting, distribution, liquidation, and other rights. As of the Record Date, 19,581,143 shares of the Company's Common Stock were issued and outstanding, and no shares of the Company's authorized Preferred Stock were outstanding. The Board of Directors of the Company has approved an amendment to Article FOURTH of the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 50,000,000 to 200,000,000.

         During fiscal 1998, the Company issued approximately 1,700,000 shares of its Common Stock in connection with the acquisition of Apsylog S.A. through its parent, United Software, Inc., and anticipates issuing approximately 3,400,000 additional shares of its Common Stock in connection with the acquisition of Innovative Tech Systems, Inc. Although the Company has no immediate plans to issue additional shares of Common Stock (other than upon exercise of outstanding options and in connection with the acquisition of Innovative), the Company anticipates that it may in the future issue additional shares in connection with other acquisitions and corporate transactions, including stock splits or stock dividends; financing transactions, including public offerings of Common Stock or convertible securities; pursuant to its stock incentive plans; or otherwise for corporate purposes that have not yet been identified.

         In order for the Board of Directors to respond to growth of the Company's business which may occur in the future, the Company must have a sufficient number of authorized shares to permit the Company to engage in such corporate transactions without obtaining a stockholder vote. An increase in the number of authorized shares of Common Stock will provide the Company the certainty and flexibility to undertake such transactions without stockholder action. Under Delaware law, for example, the Board of Directors cannot approve a stock dividend unless sufficient authorized shares are available. Since there are currently over 19,000,000 issued and outstanding shares of the Company's Common Stock, 3,400,000 are anticipated to be issued in connection with the acquisition of Innovative, and approximately 4,000,000 are reserved for future issuance to holders under all the Company's stock incentive plans, the number of shares of Common Stock currently authorized for issuance is insufficient to permit the Board of Directors sufficient flexibility to continue the Company's growth. If, for example, the Company were to declare a 2-for-1 stock split, typically effected in the form of a stock dividend, the Company would not have sufficient authorized shares available for issuance absent stockholder approval of an increase in the number of authorized shares. Although the Company is not currently contemplating any stock split or stock dividend, any additional authorized shares will provide the Board with the flexibility to undertake such action without impairing the Company's ability to engage in other transactions.

         If this amendment is adopted, the additional shares of Common Stock may be issued by direction of the Company's Board of Directors at such times, in such amounts, and upon such terms as the Board of Directors of the Company may determine, without further approval of the stockholders unless, in any instance, such approval is expressly required by regulatory agencies, The Nasdaq Stock Market (or any other exchange or quotation service on which the Company's Common Stock may then be listed), or otherwise. Stockholders of the Company will have no preemptive rights to purchase additional shares. The adoption of the amendment will not of itself cause any change in the capital accounts of the Company. The issuance of additional shares of Common Stock could dilute the existing stockholders' equity interest in the Company, however.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock will be required to approve this proposal. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO SET THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AT 200,000,000.

                                  PROPOSAL FOUR

           APPROVAL OF RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY
                          AND CHIEF EXECUTIVE OFFICER

         The Company and Stephen P. Gardner, its President and Chief Executive Officer and a member of the Board of Directors, are parties to a restricted stock agreement, dated November 1, 1997, pursuant to which the Company issued Mr. Gardner 50,000 shares of Peregrine Common Stock. The shares issued to Mr. Gardner vest incrementally over 10 years, subject to accelerated vesting over 6 years contingent upon the Company's achieving certain financial milestones relating to targets for earnings per share. In the event Mr. Gardner remains employed with the Company and the Company achieves the earnings targets specified in the agreement, the shares subject thereto would become fully vested in six equal installments ending at the end of the respective fiscal year of the Company. In the event the Company fails to achieve the earnings target in a given year and, as a result, no shares became vested, such increment may become vested if the Company achieves the earnings target for the subsequent year (at which time vesting would accelerate with respect to the share increments for both the subsequent fiscal year and the prior fiscal year). In the event Mr. Gardner's employment with the Company should terminate as a result of his death or permanent disability, his shares would continue to vest based on the Company's achieving the financial targets established in the agreement. In any event, all shares will become fully vested in the event of a merger or change of control of the Company or if Mr. Gardner remains employed with the Company on October 31, 2007.

         The restricted stock agreement permits Mr. Gardner to surrender shares to satisfy withholding tax obligations that arise as the shares vest. Accordingly, in connection with the vesting of 8,333 shares of his restricted stock in April 1998, Mr. Gardner surrendered 2,955 shares to satisfy withholding tax obligations.

         The approval by the Company's stockholders of the issuance of the Company's Common Stock to Mr. Gardner pursuant to the foregoing restricted stock agreement is required by the rules of The Nasdaq Stock Market governing corporations with securities listed on the Nasdaq National Market. As set forth in this proxy statement under the caption "Report of the Compensation Committee of the Board of Directors," the Company believes that the restricted stock arrangement with Mr. Gardner effectively implements its compensation philosophy of aligning management interests with stockholder interests. The financial milestones in Mr. Gardner's agreement were established at levels the Board of Directors determined to be aggressive yet realizable based on information available at the time of grant concerning the Company's prospects. The Company believes that such targets remain effective incentives for Mr. Gardner.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of the holders of a majority of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND MR. GARDNER.

                                  PROPOSAL FIVE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending March 31, 1999. The Company expects that a representative of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding Company Common Stock; (ii) each member of the Company's Board of Directors; (iii) each of the Named Executive Officers (as defined in the Summary Compensation Table appearing on page 15); and (iv) all current directors and executive officers of the Company as a group. All information contained in the table below is based on beneficial ownership as of May 31, 1998.

                                                                                           SHARES OF COMMON STOCK
                                                                                           BENEFICIALLY OWNED (2)
                                                                                         ------------------------
                                                                                                        PERCENTAGE
NAME AND ADDRESS (1)                                                                         NUMBER      OWNERSHIP
--------------------                                                                         ------     ----------
PRINCIPAL STOCKHOLDERS
Putnam Investments, Inc. (3)..................................................              1,063,401      5.5%
   One Post Office Square
   Boston, Massachusetts  02109
CURRENT EXECUTIVE OFFICERS AND DIRECTORS
Stephen P. Gardner (4)........................................................                 77,045        *
David A. Farley (5)...........................................................                504,408      2.6
William G. Holsten (6)........................................................                 78,194        *
Frederic B. Luddy (7).........................................................                 83,674        *
Douglas S. Powanda (8)........................................................                 71,150        *
John J. Moores (9)............................................................              9,524,167     49.4
Norris van den Berg (10)......................................................                102,336        *
Christopher A. Cole (11)......................................................                630,821      3.3
Richard A. Hosley II (12).....................................................                     --        *
Charles E. Noell III (13).....................................................                 99,587        *
All current executive officers and directors as a group (14 persons) (14).....             11,123,244     58.6%

FORMER EXECUTIVE OFFICERS
Alan H. Hunt (15).............................................................                409,408      2.1
Douglas F. Garn (16)..........................................................                 12,500        *

-----------
*        Less than 1%
(1) The persons named in the table above have sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to applicable community property laws, and to the information contained in footnotes to this table. Unless otherwise indicated, the address for each listed stockholder is c/o Peregrine Systems, Inc., 12670 High Bluff Drive, San Diego, California 92130.
(2) Applicable percentage ownership is based on 19,264,932 shares of Company Common Stock outstanding as of May 31, 1998. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities subject to community property laws, where applicable. Shares of the Company's Common Stock subject to options that are presently exercisable or exercisable within 60 days of May 31, 1998 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To the extent that any shares are issued upon exercise of options, warrants or other rights to acquire the Company's capital stock that are presently outstanding or granted in the future or reserved for future issuance under the Company's stock plans, there will be further dilution to new investors.
(3) Based solely on a Schedule 13G, dated January 16, 1998, filed with the Commission on January 21, 1998.
(4) Includes 25,000 shares of Company Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998 and 47,045 shares subject to a restricted stock agreement. Mr. Gardner is the Company's President and Chief Executive Officer and a member of the Board of Directors.
(5) Includes 200,000 shares subject to a restricted stock agreement. Mr. Farley is the Company's Vice President, Finance, and Chief Financial Officer and a member of the Board of Directors.
(6) Includes 57,194 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998. Mr. Holsten is the Company's Vice President, Professional Services.
(7) Includes 81,250 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998. Mr. Luddy is the Company's Vice President, North American Research and Development.
(8) Includes 71,149 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998. Mr. Powanda is the Company's Vice President, Worldwide Sales.
(9) Includes 3,623,700 shares held by Mr. Moores as trustee under various trusts, substantially all of which were established for members of Mr. Moores's family. Mr. Moores is Chairman of the Board of Directors.
(10) Includes 45,000 shares of Company Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998. Mr. van den Berg is a member of the Board of Directors.
(11) Mr. Cole is a member of the Board of Directors.
(12) Mr. Hosley is a member of the Board of Directors.

(13) Includes 45,000 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998. Mr. Noell is a member of the Board of Directors.
(14) Includes 391,125 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998.
(15) Includes 65,000 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998 and 344,408 shares subject to a restricted stock agreement. In connection with his resignation as the Company's President and Chief Executive Officer in January 1998, Mr. Hunt and the Company entered into an agreement pursuant to which 215,000 shares of Common Stock subject to options held by Mr. Hunt will continue to vest through January 1999 (such that 115,000 shares would be fully vested as of January 31, 1999 assuming Mr. Hunt does not elect to exercise any additional vested options prior to such time) and remain exercisable until May 1, 1999. In addition, 344,408 shares of Common Stock subject to Mr. Hunt's restricted stock agreement will continue to vest through March 31, 1998 (such that 142,408 shares will be fully vested on March 31, 1998).
(16) Includes 12,500 shares of Common Stock issuable upon exercise of outstanding stock options which are presently exercisable or will become exercisable within 60 days of May 31, 1998. In connection with his resignation as the Company's Vice President, North American sales in January 1998, Mr. Garn and the Company entered into an agreement pursuant to which 12,500 shares of Common Stock subject to outstanding options held by Mr. Garn will continue to vest through July 1, 1998 (such that all 12,500 shares will be fully vested as of July 1, 1998) and remain exercisable until September 29, 1998.

EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table sets forth in summary form information concerning the compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during the fiscal years ended March 31, 1996, 1997, and 1998 respectively by (i) the Company's President and Chief Executive Officer and (ii) the Company's next five most highly compensated executive officers whose salary and bonus for fiscal 1998 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION AWARDS
                                                                       -----------------------------
                                             ANNUAL COMPENSATION (1)     RESTRICTED      SECURITIES
                                   FISCAL    -----------------------      STOCK         UNDERLYING      ALL OTHER
      NAME AND PRINCIPAL POSITION   YEAR      SALARY        BONUS         AWARDS         OPTIONS(#)     COMPENSATION
      ---------------------------  ------    -----------------------     ----------      ----------     ------------
     CURRENT EXECUTIVE OFFICERS
     Stephen P. Gardner(2)........  1998     $139,000     $210,000(8)    $775,000(15)     150,000          $5,156(18)
       President and                1997           --           --             --              --              --
       Chief Executive Officer      1996           --           --             --              --              --

     David A. Farley(3)...........  1998      150,000      296,490(9)          --              --           3,337(19)
       Vice President, Finance,     1997      150,000      126,240             --              --           2,712
       and Chief Financial Officer  1996      120,000       73,146        468,000(16)     200,000         100,321

     William G. Holsten(4)........  1998       90,000      159,547(10)         --          30,000           4,723(20)
       Vice President,              1997       90,000      120,000             --          50,000           4,481
       Professional Services        1996       90,000      201,574             --         100,000          35,387

     Frederic B. Luddy(5).........  1998      150,000      729,060(11)         --          25,000          3,946(21)
       Vice President, North        1997      150,000      211,925             --              --          2,712
       American Research and        1996      150,000      133,920             --          25,000          2,712
       Development

     Douglas S. Powanda...........  1998      150,000      309,523(12)         --          75,000          3,946(22)
       Vice President,              1997      150,000      104,300             --          50,000          2,885
       Worldwide Sales              1996      106,000      179,127             --              --          7,704

     FORMER EXECUTIVE OFFICERS
     Alan H. Hunt(6)..............  1998      187,500      560,336(13)         --              --         57,102(23)
       President and Chief          1997      225,000      225,160             --              --          4,862
       Executive Officer            1996      192,500      130,557        936,000(17)     400,000         16,968

     Douglas F. Garn(7)...........  1998      122,747      153,257(14)         --              --          7,845(24)
       Vice President, North        1997      150,000      197,324             --         200,000         18,788
       American Sales               1996           --           --             --              --             --

-----------
(1) Other than the salary and bonus described herein, the Company did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of such executive officer's salary and bonus during either fiscal
     1998, fiscal 1997, or fiscal 1996.
(2) Mr. Gardner became the Company's President and Chief Executive Officer and a member of the Board of Directors in April 1998. From January 1998 to April 1998, Mr. Gardner served as the Company's Executive Vice President and Principal Executive Officer and from May 1997 to
     January 1998 as the Company's Vice President, Strategic Acquisitions.
(3) Mr. Farley became the Company's Vice President, Finance, and Chief Financial Officer in October 1995. Mr. Farley's salary and bonus for fiscal 1996 include amounts paid to him as Vice President, Finance, and Chief Financial Officer of XVT. The Company acquired XVT in
     October 1995.
(4) Mr. Holsten became the Company's Vice President, Professional Services in November 1995. Mr. Holsten's salary and bonus for fiscal 1996 include amounts paid to him as Director, Professional Services, of XVT.
(5) Mr. Luddy became the Company's Vice President, North American Research and Development in January 1998. Mr. Luddy's salary and bonus for fiscal 1998, 1997, and 1996 include amounts paid to him as Chief
     Architect of SERVICECENTER.
(6) Mr. Hunt resigned as the Company's President and Chief Executive Officer in January 1998. Mr. Hunt's salary and bonus for fiscal 1996 include amounts paid to him as President and Chief Executive Officer of XVT.
(7) Mr. Garn resigned as the Company's Vice President, North American Sales, in January 1998.
(8) Bonus compensation for fiscal 1998 includes $50,000 earned in fiscal 1998 to be paid in fiscal 1999.

(9) Bonus compensation for fiscal 1998 includes $90,925 earned in fiscal 1998 to be paid in fiscal 1999. Bonus compensation for fiscal 1997 includes $156,240 earned in fiscal 1997 but paid in fiscal 1998.
     Bonus compensation for fiscal 1996 includes $35,000 earned in fiscal
     1996 but paid in fiscal 1998.
(10) Bonus compensation for fiscal 1998 includes $15,000 earned in fiscal 1998 to be paid in fiscal 1999.
(11) Bonus compensation for fiscal 1998 consists of (i) $555,519 of product authorship commission income earned and paid in fiscal 1998 and (ii) $173,541 of product authorship commission income earned in fiscal
     1998 to be paid in fiscal 1999. Bonus compensation for fiscal 1997 and 1996 consists entirely of product authorship commissions.
(12) Bonus compensation for fiscal 1998 consists of (i) $10,000 of bonus compensation and $195,053 of commission income earned and paid in fiscal 1998 and (ii) $115,570 of commission income earned in fiscal
     1998 to be paid in fiscal 1999. Bonus compensation for fiscal 1997 consists of (i) $32,531 of bonus compensation and $26,769 of commission income earned and paid in fiscal 1997 and (ii) $34,000 of bonus compensation and $11,000 of commission income earned in fiscal
     1997 but paid in fiscal 1998. Bonus compensation for fiscal 1996 consists of (i) $131,492 of bonus compensation and $4,725 of commission income earned and paid in fiscal 1996 and (ii) $37,351 of bonus compensation and $5,559 of commission income earned in fiscal
     1996 but paid in fiscal 1997.
(13) Bonus compensation for fiscal 1997 includes $136,500 earned in fiscal
     1997 but paid in fiscal 1998. Bonus compensation for fiscal 1996 includes $65,000 earned in fiscal 1996 but paid in fiscal 1997.
(14) Bonus compensation for fiscal 1998 consists of $46,602 of bonus compensation and $106,646 in commission income. Bonus compensation for fiscal 1997 consists of (i) $68,426 of bonus compensation and $75,898 of commission income earned and paid in fiscal 1997 and (ii) $33,000 of bonus compensation and $20,000 of commission income earned in fiscal 1997 but paid in fiscal 1998.
(15) In October 1997, the Company issued Mr. Gardner an aggregate of 50,000 shares of Common Stock pursuant to a restricted stock agreement. The closing sale price of the Company's Common Stock on the Nasdaq
     National Market on October 31, 1997, the last trading date prior to the date of issuance, was $15.50. Such shares vest incrementally over ten years, subject to earlier vesting over six years contingent upon the Company's achieving certain financial milestones.
(16) In November 1995, the Company issued Mr. Farley an aggregate of 200,000 shares of Common Stock pursuant to a restricted stock agreement in connection with his initial employment. The estimated fair value of such shares at the time of issuance was $2.34 per share. Such shares vest incrementally over ten years subject to earlier vesting over six years contingent upon the Company's achieving certain financial milestones.
(17) In November 1995, the Company issued Mr. Hunt an aggregate of 400,000 shares of Common Stock pursuant to a restricted stock agreement in connection with his initial employment. The estimated fair value of such shares at the time of issuance was $2.34 per share. Pursuant to an agreement entered into with Mr. Hunt in connection with his resignation as the Company's President and Chief Executive Officer in January 1998, the shares of Company Common Stock subject to such restricted stock agreement will continue to vest through March 31, 1998.
(18) Represents $281 in group life insurance excess premiums and $4,875 in matching contribution under the Company's 401(k) paid by the Company in fiscal 1998.
(19) Represents $337, $337 and $84 in group life insurance excess premiums paid by the Company in fiscal 1998, 1997 and 1996, respectively; $3,000, $2,375 and $1,875 in matching contributions under the Company's
     401(k) plan paid by the Company in fiscal 1998, 1997 and 1996, respectively; and $98,362 in relocation expenses paid by the Company in fiscal 1996.
(20) Represents $2,317, $2,106 and $509 in group life insurance excess premiums paid by the Company in fiscal 1998, 1997 and 1996, respectively;
     $2,406, $2,375 and $594 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 1998, 1997 and 1996, respectively; and $34,284 in relocation expenses paid by the Company in fiscal 1996.
(21) Represents $337, $337 and $337 in group life insurance premiums paid by the Company in fiscal 1998, 1997 and 1996, respectively and $2,500, $2,375 and $2,375 in matching contributions under the Company's
     401(k) plan paid by The Company in fiscal 1998, 1997 and 1996, respectively.
(22) Represents $337, $337 and $248 in group life insurance excess premiums paid by the Company in fiscal 1998, 1997 and 1996, respectively; $3,609, $2,548 and $2,340 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 1998, 1997 and 1996, respectively; and $5,116 in relocation expenses paid by the Company in fiscal 1996.
(23) Represents $1,114, $1,084 and $238 in group life insurance excess premiums paid by the Company in fiscal 1998, 1997 and 1996, respectively; $2,628, $3,778 and $844 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 1998, 1997 and 1996, respectively; $37,500 and $15,860 in consulting services and accrued vacation payments, respectively, paid by the Company in fiscal 1998; and $15,886 in relocation expenses paid by the Company in fiscal 1996. Amounts paid for consulting were made in accordance with the terms of Mr. Hunt's severance arrangements with the Company.
(24) Represents $163 and $218 in group life insurance excess premiums paid by the Company in fiscal 1998 and 1997, respectively; $896 and $4,604 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 1998 and 1997, respectively; $6,786 in accrued vacation payments paid by the Company in fiscal 1998; and $13,966 in relocation expenses paid by the Company in fiscal 1997.

                        OPTION GRANTS IN FISCAL YEAR 1998

         The following table sets forth certain information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended March 31, 1998. All such options were awarded under the Company's 1994 Stock Option Plan.

                                                     INDIVIDUAL GRANTS
                                  -------------------------------------------------------       POTENTIAL REALIZABLE
                                  NUMBER OF       PERCENT OF                                      VALUES AT ASSUMED
                                  SECURITIES     TOTAL OPTIONS                                   PRICE APPRECIATION
                                  UNDERLYING      GRANTED TO       EXERCISE                      FOR OPTIONS TERM (1)
                                    OPTIONS      EMPLOYEES IN     PRICE PER    EXPIRATION      ---------------------
               NAME                 GRANTED     FISCAL 1998 (2)  SHARE (3)(4)    DATE (5)         5%          10%
   ------------------------------ ----------    ---------------  ------------  ----------      --------   ----------
   CURRENT EXECUTIVE OFFICERS
   Stephen P. Gardner........        100,000          6.26%         $ 9.00      05/12/07       $566,005   $1,434,368
                                      50,000          3.13           12.50      01/23/08        393,059      996,089
   David A. Farley...........             --            --              --            --             --           --
   William G. Holsten........         30,000          1.88           18.00      03/31/08        339,603      860,621
   Fredric B. Luddy..........         25,000          1.57           12.50      01/23/08        196,530      498,045
   Douglas S. Powanda........         75,000          4.70           12.50      01/23/08        589,589    1,494,134

   FORMER EXECUTIVE OFFICERS
   Alan H. Hunt..............             --            --              --           --              --           --
   Douglas F. Garn...........             --            --              --           --              --           --

---------------
(1) Potential realizable value is based on the assumption that the Company's Common Stock appreciates at the annual rate shown
      (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future prices for the Company Common Stock.
(2) Based on options to acquire 1,596,700 shares granted under the Company's 1994 Stock Option Plan during fiscal 1998. All options granted to the Company's Named Executive Officers during fiscal 1998 are governed by the Company's 1994 Stock Option
      Plan.
(3) Options were granted at an exercise price equal to the closing sales of the Company's Common Stock on the date of grant as reported by the Nasdaq National Market.
(4) Exercise price may be paid in cash, check, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
(5) Twenty-five percent (25%) of the shares issuable upon exercise of options granted under the Company's 1994 Stock Option Plan become vested on the first anniversary of the date of grant, and the remaining shares vest over three years at the rate of 6.25% of the shares subject to option at the end of each three-month period thereafter.

                                       -17

                           AGGREGATE OPTION EXERCISES
              IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the exercise of options by the Peregrine Named Executive Officers during the fiscal year ended March 31, 1998 and stock options held as of March 31, 1998 by the Named Executive Officers.

                                                                 NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                                                       OPTIONS AT                   IN-THE-MONEY OPTIONS AT
                               SHARES                                MARCH 31, 1998                    MARCH 31, 1998 (2)
                              ACQUIRED        VALUE           -------------------------------   --------------------------------
           NAME              ON EXERCISE     REALIZED($)(1)   EXERCISABLE(#)  UNEXERCISABLE(#)  EXERCISABLE($)  UNEXERCISABLE($)
---------------------------  -----------     --------------   --------------  ----------------  --------------  ----------------
CURRENT EXECUTIVE OFFICERS
Stephen P. Gardner.........          --               --              --          150,000                --       1,343,750
David A. Farley............     112,500        1,202,375              --           87,500                --       1,468,688
William G. Holsten.........      25,000          291,500          47,819          108,125           800,848       1,345,078
Frederic B. Luddy..........          --               --          81,250           43,750         1,463,681         477,844
Douglas S. Powanda.........      25,101          362,217         122,399          127,500         2,069,467       1,378,088

FORMER EXECUTIVE OFFICERS
Alan H. Hunt(3)............          --               --         225,000          175,000         3,776,625       2,937,375
Douglas F. Garn(4).........      87,500        1,316,188              --          112,500                --       1,888,318

------------

(1) Based on the fair market value of Peregrine Common Stock on the date of exercise minus the exercise price.
(2) Amounts reflecting gains on outstanding stock options are based on the closing price of Peregrine Common Stock on March 31, 1998 of $19.125.
(3) In April 1998, Mr. Hunt exercised options to purchase an aggregate of 185,000 shares of Peregrine Common Stock which resulted in an aggregate realized value of $4,238,968.
(4) In May 1998, Mr. Garn exercised options to purchase 12,500 shares of Peregrine Common Stock which resulted in an aggregate realized value of $245,750.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         The Company does not currently have any employment contracts in effect with any Named Executive Officer.

         The Company and Stephen P. Gardner, its Chief Executive Officer, are parties to a restricted stock agreement dated November 1, 1997 pursuant to which the Company issued Mr. Gardner 50,000 shares of Common Stock. The Company and David A. Farley, its Chief Financial Officer, are parties to a substantially equivalent restricted stock agreement dated November 1, 1995 pursuant to which the Company issued Mr. Farley 200,000 shares of Common Stock. The shares issued to each of Messrs. Gardner and Farley vest incrementally over ten years, subject to earlier vesting over six years contingent upon the Company's achieving certain financial milestones. The restricted stock agreements permit either Mr. Gardner or Mr. Farley to surrender shares to satisfy withholding tax obligations that arise as the shares vest. In connection with the vesting of 8,333 shares in April 1998, Mr. Gardner surrendered 2,955 shares subject to his restricted stock agreement. In the event of a merger or change in control of the Company, all such shares will become automatically vested.

         The Company is also party to a restricted stock agreement dated November 1, 1995 with Alan H. Hunt, who resigned in January 1998 as the Company's President and Chief Executive Officer and as a member of the its Board. Pursuant to the restricted stock agreement with Mr. Hunt, the Company issued Mr. Hunt 400,000 shares of Company Common Stock. Such shares were to vest incrementally over ten years, subject to earlier vesting over six years contingent upon the Company achieving certain financial milestones. In connection with the vesting of 66,000 shares in each of April 1997 and April 1998, Mr. Hunt surrendered 28,296 and 27,296 shares, respectively, to satisfy withholding tax obligations as permitted by his restricted stock agreement. In January 1998, in connection with his resignation, the Company and Mr. Hunt entered a separate agreement pursuant to which the Company retained Mr. Hunt as consultant through January 1999 at a monthly fee of $18,750. In addition, the agreement provides that options held by Mr. Hunt to acquire 215,000 shares of Company Common Stock under the 1994 plan will continue to vest through January 1999 (such that 115,000 shares would be fully vested as of January 31, 1999) and remain exercisable until May 1, 1999. In addition, the shares subject to the restricted stock agreement between the Company and Mr. Hunt will also continue to vest through March 31, 1999 (such that 142,408 shares will be vested on March 31, 1999, subject to the Company's achieving the financial milestones set forth in the original restricted stock agreement). In connection with his resignation, Mr. Hunt also agreed not to engage in any activities that are competitive with those of the Company for a period of three years ending January 2001.

         In connection with his resignation as the Company's Vice President, North American Sales in January 1998, Douglas F. Garn and the Company entered into an agreement whereby Mr. Garn agreed not to engage in activities that are competitive with those of the Company for a period of one year ending January 1999. Pursuant to the terms of Mr. Garn's agreement, the Company has agreed that the options under the 1994 Plan to acquire 12,500 shares of Company Common Stock held by Mr. Garn will continue to vest until July 1, 1998 (such that such options would be vested with respect to all 12,500 shares at such date) and remain exercisable until September 29, 1998.

         Under the 1994 Plan, in the event of a merger or a change in control of the Company, vesting of options outstanding under the 1994 Plan will automatically accelerate such that outstanding options will become fully exercisable, including with respect to shares for which such options would be otherwise unvested.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         NOTWITHSTANDING ANY STATEMENT TO THE CONTRARY IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, THIS REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED "FILED" WITH THE COMMISSION OR "SOLICITING MATERIAL" UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

         The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and the specific compensation levels for senior executives, including the Company's Chief Executive Officer.

GENERAL COMPENSATION PHILOSOPHY

         The primary objectives of the Company's executive compensation policies include the following:

             - To attract, motivate, and retain a highly qualified executive management team;

             - To link executive compensation to the Company's financial performance as well as to defined individual management objectives established by the Committee;

             - To compensate competitively with the practices of similarly situated technology companies; and

             - To create management incentives designed to enhance stockholder value.

         The Company competes in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel are key factors to the Company's future success. The Committee's compensation philosophy seeks to align the interests of stockholders and management by tying compensation to the Company's financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and in certain instances, restricted stock granted to principal executive officers of the Company.

CASH COMPENSATION

         The Company seeks to provide cash compensation to its executive officers, including base salary and an annual cash bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

         The salaries and cash bonuses of each of the executive officers of the Company, other than the Chief Executive Officer, were determined by the Board of Directors, upon the recommendation of the Chief Executive Officer. The Chief Executive Officer's base salary was determined by the Board of Directors, upon the recommendation of the Committee. Alan H. Hunt served as the Company's President and Chief Executive Officer from November 1995 to January 1998. During each of fiscal 1996 and fiscal 1997, Mr. Hunt's base annual salary was $225,000. In January 1998, Stephen P. Gardner became the Company's Executive Vice President and Principal Executive Officer and in April 1998 became the Company's President and Chief Executive Officer. The Board of Directors has set Mr. Gardner's base annual salary for fiscal 1999 at $250,000.

         In addition to annual salary, cash bonuses for the Company's President and Chief Executive Officer and its Chief Financial Officer are allocated on a mutually agreed basis from a bonus pool established by the Board of Directors. Cash bonuses may also be earned by operational vice presidents based on their divisional financial performance. Cash bonuses of $560,336 and $296,490 were paid to Messrs. Hunt and Farley, respectively, during fiscal 1998 as a result of the Company's achieving various financial and operational targets, including improvements in financial performance and the successful completion of its initial public offering. The Company paid bonus compensation of $210,000 to Mr. Gardner during fiscal 1998 in connection with his responsibilities as Vice President - Strategic Acquisitions and, beginning in January 1998, as Executive Vice President and Principal Executive Officer.

         Based on a review of public company proxy data, compensation data supplied by independent executive compensation research and consulting firms, and other relevant market data, the Committee believes that cash compensation paid to the Company's executive officers, including those individuals who served as its Chief Executive Officer, were generally consistent with amounts paid to officers with similar responsibilities at similarly situated software companies. The Company notes that competition for qualified management and technical personnel in the technology industry is extremely intense, and the Company expects such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, the Company believes that it will continue to be necessary to provide compensation packages, consisting of cash compensation and equity incentives, that are at least competitive with, and in certain instances superior to, compensation paid by other technology companies.

EQUITY-BASED COMPENSATION

         RESTRICTED STOCK. In November 1995, the Company granted Alan H. Hunt, then President and Chief Executive Officer, and David A. Farley, its Chief Financial Officer, in connection with their becoming officers of the Company, 400,000 shares and 200,000 shares, respectively, of Common Stock pursuant to restricted stock agreements. The shares issued to Messrs. Hunt and Farley under the restricted stock agreements vest incrementally over ten years, subject to earlier vesting over six years, contingent upon the Company's achieving certain financial milestones.

         The Company believes that such restricted stock arrangements effectively implement its philosophy of aligning management interests with stockholder interests. Both Mr. Hunt and Mr. Farley joined the Company prior to its initial public offering. At the time, the Company had incurred substantial operating losses, and the Board of Directors charged them with improving the Company's financial condition and operating performance. Because restrictions on the shares issued under the restricted stock agreements lapse early if the Company achieves certain targeted financial performance milestones, the Board of Directors believed that such grants provided an effective incentive to the Chief Executive Officer and Chief Financial Officer to take the necessary actions to improve the Company's financial performance. The financial targets in the restricted stock agreements were intended to be aggressive yet realizable. As a result of measurable improvement in the Company's financial performance and condition in both fiscal 1997 and fiscal 1998, restrictions have lapsed with respect to an aggregate of 132,000 shares for Mr. Hunt and 66,000 shares for Mr. Farley. In addition, the restricted stock agreements permit the shareholder to surrender shares to satisfy withholding tax obligations that arise as the restrictions lapse. In connection with the lapse of vesting restrictions, Mr. Hunt surrendered 28,296 shares in April 1997 and 27,296 shares in April 1998.

           In November 1997, the Company issued 50,000 shares of Common Stock to Stephen P. Gardner, then the Company's Vice President-Strategic Acquisitions and now the Company's President and Chief Executive Officer, under a restricted stock agreement containing substantially similar terms to the agreements previously entered between the Company and Messrs. Hunt and Farley. The targeted financial milestones, however, were adjusted upward to reflect the Company's improved financial performance but were again set at levels the Board determined to be aggressive yet realizable based on information available concerning the Company's prospects at the time of grant. In connection with the lapse of vesting restrictions on 8,333 shares, Mr. Gardner surrendered 2,955 shares in April 1998 to satisfy tax withholding obligations.

         STOCK OPTIONS. Stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to the Company's stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Stock increases above the exercise price, which is set at the fair market value of the Company Common Stock on the date the option is granted. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to continue in the employ of the Company.

         All of the options granted in the year ended March 31, 1998 were approved by the Committee, pursuant to its delegated authority, or the full Board of Directors. In making its determinations, the Committee considers the executive's position at the Company, such executive's individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the Committee may deem relevant.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

                                             THE COMPENSATION COMMITTEE

                                             John J. Moores
                                             Charles E. Noell III
                                             Richard A. Hosley II

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1998, and with the exception of a Form 3 filed late inadvertently by Stephen P. Gardner, all executive officers and directors of the Company complied with all applicable filing requirements.

CERTAIN TRANSACTIONS

         John J. Moores, the Chairman of the Company's Board of Directors and the majority stockholder of the Company, was party to a Continuing and Unconditional Guaranty dated November 13, 1995 (as subsequently amended) with NationsBank of Texas, N.A., pursuant to which Mr. Moores guaranteed the Company's obligations under its bank line of credit agreement and term loan. Both the credit line and the term loan were repaid from proceeds of the Company's April 1997 initial public offering, and the Company terminated the line of credit agreement in September 1997. The Company's current line of credit with another bank is not guaranteed by Mr. Moores.

         The Company and JMI Services, Inc., an investment management company ("JMI Services"), are parties to a sublease pursuant to which the Company subleases approximately 13,310 square feet of office space at its San Diego

                                      -21
headquarters to JMI Services. The term of the sublease is from June 1, 1996 through October 21, 2003. The sublease provides for initial monthly rental payments of $16,638 to increase by $666 per month on each anniversary of the sublease. Mr. Moores serves as Chairman of the Board of JMI Services, and Charles E. Noell, III, a director of the Company, serves as President and Chief Executive Officer of JMI Services. The Company believes that the terms of the sublease are at competitive market rates.

         The Company leases a suite at San Diego's Qualcomm Stadium at competitive rates and on an informal basis from the San Diego Padres Baseball Club, L.P. (the "Padres"). Mr. Moores has served as owner and Chairman of the Board of the Padres since December 1994. The Company's annual payments for such suite and game tickets total approximately $45,000.

         From October 1993 through September 1994, the Company made various short-term advances to Frederic B. Luddy, its Vice President, North American Research and Development, totaling approximately $360,000. The advances were non-interest bearing and were paid back each pay period, beginning in March 1994, at the rate of one half of Mr. Luddy's product authorship commission amount payable for that pay period. On January 15, 1998, the final installment was made, and the advance was repaid in full.

         Pursuant to an Acquisition Agreement dated November 29, 1995 among the Company, Skunkware, Inc. ("Skunkware") and Peregrine/Bridge Transfer Corporation, a database software subsidiary of the Company ("PBTC"), the Company sold all the outstanding shares of PBTC to Skunkware. Under the acquisition agreement, the Company receives a royalty on certain license sales of PBTC and provides certain computer and administrative resources to PBTC for a monthly fee of $37,500. JMI Equity Fund L.P. ("JMI Equity Fund") is the controlling stockholder of Skunkware. Mr. Noell and Norris van den Berg, a director of the Company, are general partners of JMI Equity Partners L.P., general partner of JMI Equity Fund, and Mr. Moores is a limited partner of JMI Equity Fund.

         The Company is a party to restricted stock agreements with Messrs. Farley, Gardner, and Hunt pursuant to which the Company had issued an aggregate of 650,000 shares of Company Common Stock. In addition, the Company has entered into agreements with Alan H. Hunt and Douglas F. Garn relating to their resignation as officers of the Company. These agreements are discussed in detail under the caption "Employment Agreements and Change in Control Arrangements."

COMPANY PERFORMANCE

         NOTWITHSTANDING ANY STATEMENT TO THE CONTRARY IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING INFORMATION RELATING TO THE PRICE PERFORMANCE OF THE COMPANY'S COMMON STOCK SHALL NOT BE DEEMED "FILED" WITH THE COMMISSION OR "SOLICITING MATERIAL" UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS

         The Company's registration statement covering the Company's initial public offering became effective April 8, 1997, and the Company's Common Stock began trading on the Nasdaq National Market on April 9, 1997. The following graph shows a comparison, from April 9, 1997 through March 31, 1998, of cumulative total return for the Company's Common Stock, the Standard & Poors 500 Index (the "S&P 500"), and the Goldman Sachs Software Index (the "Goldman Index"). Such returns are based on historical results and are not intended to suggest future performance. Data for the S&P 500 and the Goldman Index assume reinvestment of dividends. The Company has never paid dividends on its Common Stock and has no present plans to do so.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
           AMONG PEREGRINE SYSTEMS, THE NASDAQ INDEX AND THE H&Q INDEX

MEASUREMENT DATE                         PEREGRINE           S&P             GOLDMAN
----------------                         ---------           ---             -------
April 9, 1997                             100.000            100.000          100.000
June 30, 1997                             170.833            116.374          125.044
September 30, 1997                        197.222            124.544          140.583
December 31, 1997                         148.611            127.587          133.745
March 31, 1998                            212.500            144.853          171.677

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                             For the Board of Directors
                                             PEREGRINE SYSTEMS, INC.


                                             Richard T. Nelson
                                             SECRETARY

Dated:  August 11, 1998

                                                                       ANNEX A

                               PEREGRINE SYSTEMS, INC.

                               1994 STOCK OPTION PLAN

                         (AS AMENDED THROUGH JULY 16, 1998)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (f)  "COMMON STOCK" means the Common Stock of the Company.

          (g)  "COMPANY" means Peregrine Systems, Inc., a Delaware corporation.

          (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

          (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship or directorship is not interrupted or terminated by the Employee, Consultant or Director or the Company, or any Parent or Subsidiary. Continuous Status as an Employee, Director, or Consultant shall not be considered interrupted in the case of:

(i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j)  "DIRECTOR" shall mean a member of the Board.

          (k)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "OPTION" means a stock option granted pursuant to the Plan.

          (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (v) "OPTIONEE" means an Employee, Director, or Consultant who receives an Option.

          (w) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)  "PLAN" means this 1994 Stock Option Plan, as amended.

          (y) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

          (aa) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 6,148,000, plus an annual increase, effective January 1 of each calendar year beginning January 1, 1999 and ending January 1, 2003, equal to such number of additional Shares of Common Stock as may then be required to fix the number of Shares of Common Stock then available for new Option grants at an amount not less than the lesser of (i) four percent (4%) of the Company's then issued and outstanding Common Stock or (ii) 4,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

                    (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different Optionees.

                   (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                   (ii) to select the Consultants, Directors, and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                   (iv) to modify or amend each Option, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                    (v)  to approve forms of agreement for use under the Plan;

                   (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9 instead of Common Stock;

                 (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                   (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                    (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

                   (xi) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares underlying Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) in excess of $100,000, such excess shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company or service as a Director, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment, service as a Director or consulting relationship at any time, with or without cause.

          (e)  LIMITATIONS.

                    (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 450,000 Shares.

                   (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

                  (iii) If an Option is canceled (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. TERM OF PLAN. The Plan became effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years from such date, unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                    (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. However, in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. All Options granted hereunder shall be exercisable at the rate of at least 20% per year over five years from the date the Option is granted. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT. In the event that an Optionee's Continuous Status as an Employee, Director, or Consultant terminates (but not in the event of a change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first
(91st) day following such change of status) or from Consultant to Employee) other than upon the Optionee's death or disability, the Optionee may exercise his or her Option, within 90 days of the date of termination, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant); provided, however, that (i) the Administrator may in its discretion extend the period of exercisability of the Option beyond a termination of an Optionee's Continuous Status as an Employee, Director, or Consultant until a date not later than the expiration of the term of such Option as set forth in the Notice of Grant and (ii) the Administrator may in its discretion extend the termination date for the purpose of vesting accrual to a date beyond the actual termination date of employment (the "deemed termination date") (but in no event may the deemed termination date be later than the expiration of the term of such Option as set forth in the Notice of Grant). In the event the Administrator shall exercise such discretion to extend the term of an Option, such Option shall be exercisable during such extended term to the extent it was exercisable at the date of such termination or the deemed termination date, as applicable. Similarly, in the event the Administrator shall exercise such discretion to extend the termination date of an Optionee, such Option shall be exercisable during such term (or such extended term if applicable) to the extent it would be exercisable at the deemed termination date. If at the date of termination the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If after termination the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant as a result of his or her Disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise, by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER, SALE OF ASSETS, OR STOCK TRANSFER. In the event of (i) a merger or consolidation of the Company with or into another corporation resulting in the outstanding voting securities of the Company immediately prior thereto representing (either by remaining or by being converted into voting securities of the surviving entity) less than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(ii) the sale of all or substantially all of the assets of the Company; or (iii) the sale or other transfer by John Moores and any stockholder affiliated (within the meaning of the Securities Act) with Mr. Moores, in a single transaction or a series of related transactions, of shares of Common Stock constituting more than fifty percent (50%) of the then outstanding Common Stock of the Company to any person or entity not affiliated with Mr. Moores or the Company, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. Notwithstanding the provisions of clause (iii) above, any such sale or other transfer by Mr. Moores or any stockholder affiliated with Mr. Moores of shares of Common Stock through a registered public offering of securities under the Securities Act, or in compliance with the requirements of paragraphs (c),
(d), (e), and (f) of Rule 144 under the Securities Act, shall not cause the Option to become fully vested and exercisable. If an Option becomes fully vested and exercisable in the event of a merger or consolidation, sale of assets, or sale or transfer of Common Stock by Mr. Moores as provided above, the

Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

                        PEREGRINE SYSTEMS, INC.

               PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PEREGRINE SYSTEMS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 11, 1998, and hereby appoints David A. Farley and Richard T. Nelson and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of PEREGRINE SYSTEMS, INC. to be held on Wednesday, September 9, 1998 at 2:00 p.m., local time at 12670 High Bluff Drive, San Diego, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.  Election of directors:

    Nominees:   Stephen P. Gardner, David A. Farley, John J. Moores,
                Christopher A. Cole, Richard A. Hosley II, Charles E.
                Noell III and Norris  van den Berg

/  /  FOR all nominees listed above        /  /  WITHHOLD AUTHORITY to vote for
      (except as marked to the                   all nominees listed below
      contrary below)

       -----------------------------------------------------------------------
       INSTRUCTION: To withhold authority to vote for any individual nominee, write that name(s) of nominee(s) on the line above.

2. Proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares and to provide for additional automatic increases, subject to certain conditions as described in the proxy statement, and to approve the material terms of the Stock Plan, as amended.

         /  / FOR   /  / AGAINST   /  / ABSTAIN

3. Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 50,000,000 to 200,000,000.

         /  / FOR   /  / AGAINST   /  / ABSTAIN

4. Proposal to approve the restricted stock agreement entered between the Company and its President and Chief Executive Officer, pursuant to which the Company issued 50,000 shares of Common Stock, subject to accelerated vesting over six years if the Company achieves certain financial milestones.

         /  / FOR   /  / AGAINST   /  / ABSTAIN

5. Proposal to ratify the appointment of Arthur Anderson LLP as independent accountants for the fiscal year ending March 31, 1999.

         /  / FOR   /  / AGAINST   /  / ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL
BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS; FOR THE AMENDMENTS TO THE 1994 STOCK PLAN TO INCREASE THE SHARE RESERVE THEREUNDER
AND FOR APPROVAL OF THE MATERIAL TERMS OF THE 1994 STOCK PLAN, AS AMENDED; FOR APPROVAL OF THE RESTRICTED STOCK AGREEMENT WITH THE COMPANY'S PRESIDENT AND CEO; AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSON LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1999 FISCAL YEAR.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                 Dated: --------------------------------, 1998

                                 ---------------------------------------------
                                 Signature

                                 ---------------------------------------------
                                 Signature


(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)